BOND


ADVANTUS BOND FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 1999

                                                          [LOGO]
                                                        ADVANTUS-TM-
                                                      FAMILY OF FUNDS


FIXED
INCOME

[ART]

ADVANTUS BOND FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

U.S. economic expansion, in its longevity and in vigor, is the envy of the rest of the world. While growth in Europe and the United Kingdom is falling, we are finally seeing some small improvements in Asia's economic angst; it also appears that Japan's economic free fall has stopped. However, a working plan for a sustainable recovery in Japan is still forthcoming. As you can see, growth patterns around the globe are mixed, but overall, world growth is forecasted to decline by about one percent over the course of 1999. (World growth is forecasted to be two percent in 1999.)

In this six-month reporting period, U.S. Gross Domestic Product (GDP) in the fourth quarter 1998 was 6.0 percent. This phenomenal result was fueled by strong consumer demand and spending. GDP figures for the first quarter 1999 are estimated at a respectable 4 percent. This economic growth was very broad based, despite some export difficulties. Above-trend growth is expected for the remainder of the year.

Will inflation spoil the party? It's unlikely. Weak commodity prices coupled with excess global capital and labor has created an inflation-benign environment. The inflation outlook in the U.S. continues to be positive, as well.

The strong momentum in top-tier large cap growth stocks continues to drive the equity market. Some trends have continued, such as large cap stocks outperforming small caps and growth stocks outperforming value stocks. The breadth of leadership of the equity market has continued to narrow, with only
26.3 percent of the issues in the S&P 500* able to outperform their index over the last twelve months. The average equity mutual fund has lagged the market unless it has been overweighted in growth and technology investments. Valuations in the marketplace continue to be high, particularly in the large cap growth weighted indices.

Stronger economic growth increased investors' comfort with corporate bonds and thus the spread to Treasury bonds narrowed. In the fixed-income market, mortgage-backed securities were the star performers this period, followed by corporate bonds, and then Treasuries.

The economic and market outlook for the U.S. remains strong. Looking ahead, we are cautiously optimistic for stock and bond prices, but valuations for large-cap growth issues are high. Economic growth is forecasted, albeit slower than in the past. With much of the world still in recession, commodity prices low, and rapid increases in technology and productivity, high inflation is unlikely. The Federal Reserve and other central banks stand ready to intervene if necessary. We are watchful of Y2K issues. Certain countries that are mired in prolonged recessions lack the money to solve these technology-related problems.

We are - along with the rest of the world - watching the political strife in the Balkans. The military action in Kosovo has commanded world attention. Escalation will prove costly in money and human resources.

In the pages that follow, the Fund's manager will update you on how the economy and the market affected the Fund during this reporting period. The manager will discuss the Fund's performance and some strategies used to maximize performance.

As always, we thank you for investing with Advantus. We encourage you to maintain a long-range view of investing; we believe you will derive the greatest benefit by doing so.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS BOND FUND

PERFORMANCE UPDATE

[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a
mutual fund designed for
investors seeking a high
level of current income
consistent with prudent
investment risk. The Fund
plans to achieve its
objective primarily by
investing in a diversified
portfolio of investment grade
short, intermediate and long-
term debt securities. The
Fund manager varies the
proportion of assets invested
in each maturity category
depending upon the evaluation
of market patterns and
economic trends by the Fund's
investment adviser.

  - Dividends declared daily and paid monthly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus Bond Fund's performance for the six-month period ended March 31, 1999, for each class of shares offered was as follows:

CLASS A..........................  -1.90 PERCENT*
CLASS B..........................  -2.35 PERCENT*
CLASS C..........................  -2.36 PERCENT*

The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index,** returned .11 percent for the same period.

PERFORMANCE ANALYSIS

The six-month period discussed in this report was a volatile time for the fixed-income market. As the period began, investor sentiment--based on global recession, low interest rates around the world and a fear of a bear market in stocks--heavily favored the safety of the U.S. Treasury market. Liquidity in corporate bonds and mortgage-backed securities all but disappeared as buyers and market makers turned away from these asset classes. As the period unfolded, the Federal Reserve cut key short-term interest rates aggressively, and investor sentiment turned. The fears that haunted the marketplace subsided, and spreads on corporate bonds and mortgage-backed securities began to tighten as liquidity returned to these markets.

Interest rates climbed higher as fixed income investors struggled with strong economic growth, higher oil prices, and a Federal Reserve that questioned the appropriateness of its last interest rate cut. While the Fed did not tighten its monetary policy, investors began to entertain the notion that the Fed's next move would be to raise interest rates. In Japan, early signs of a potential recovery caused Japanese investors to leave the U.S. bond market and reinvest back in their home market. This selling put pressure on U.S. Treasury prices. When the period ended, the yield on the 30-year bond had increased 66 basis points, while yields on intermediate maturity bonds rose between 70 and 90 basis points.

Mortgage-backed securities were the star performers as spreads tightened dramatically. Corporate bonds outperformed U.S. Treasuries, as investors reversed their flight-to-quality trade. The Fund benefited from an over allocation to the spread sectors--corporate bonds and mortgage-backed securities, which accounted for approximately 72.7 percent of the holdings, as of March 31, 1999. However, the duration of the Fund was longer than that of the market. With interest rates rising, longer-maturity bonds underperformed shorter-maturity bonds, and this cut into the gains made on the credit side of the portfolio.

With corporate profits strong and the demand for corporate bonds high, the Fund bought several new issues in which spreads have tightened, including British Sky Broadcasting, Meritor Automotive, AT&T, Quebec Province and

Noble Drilling. In addition, the Fund purchased Enron Corporation, Tyco International and Unum Corporation in the secondary market, and their spreads also tightened after being purchased.

OUTLOOK

From a duration standpoint, the Fund will remain duration-neutral to 5 percent longer than the benchmark. If long-term interest rates move north of 6 percent, this would present a buying opportunity, and the duration would be extended to a range of 5 to 10 percent longer than the Index. The over allocation to the spread sectors will remain intact, as the fundamental factors driving corporate profits and credit improvements are still favorable. Further, credit spreads are still attractive based on historical standards.

Interest rates look to be range-bound for the remainder of 1999. For interest rates to move significantly lower, U.S. economic growth would have to slow to a level where recession becomes a fear. After posting a 6 percent economic growth rate in the fourth quarter of 1998, a recession fear is not imminent. For rates to move significantly higher, inflation would have to return. With the world in recession, commodity prices low, and a rapid increase in productivity due to technology, high inflation is unlikely.

The Federal Reserve has achieved a long sought after "price stability" environment for the economy, and we believe it will maintain its wait-and-see approach to monetary policy. Because the Fed will likely remain on hold and the economy is moving ahead at a 3 to 4 percent growth rate in a low-inflation environment, we expect bonds to continue generating returns of around 5 to 6 percent.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brothers Government/Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
               INVESTMENT IN ADVANTUS BOND FUND, LEHMAN BROTHERS
            GOVERNMENT/CORPORATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1989 through March 31, 1999. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through March 31, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                         One year     -1.86%
                                        Five year      6.01%
                                         Ten year      7.81%
(Thousands)
                                          Class A        CPI     Lehman Govt/Corp
3/31/89                                    10,000     10,000               10,000
10/31/89                                   10,666     10,253               11,182
10/31/90                                   11,142     10,899               11,797
10/31/91                                   12,774     11,217               13,610
10/31/92                                   14,146     11,577               15,044
10/31/93                                   16,133     11,887               17,133
9/30/94                                    15,056     12,247               16,360
9/30/95                                    17,323     12,516               18,429
9/30/96                                    18,020     12,892               19,259
9/30/97                                    19,925     13,178               21,107
9/30/98                                    21,668     13,366               25,444
3/31/99                                    21,316     13,480               25,472

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                                       One year     -2.71%
                                                Since inception
                                                      (8/19/94)      6.43%
(Thousands)
                                                        Class B        CPI     Lehman Govt/Corp
8/19/94                                                  10,000     10,000               10,000
9/30/94                                                   9,876     10,067                9,853
9/30/95                                                  10,801     10,289               11,099
9/30/96                                                  11,252     10,598               11,599
9/30/97                                                  12,480     10,833               12,712
9/30/98                                                  13,610     10,987               14,228
3/31/99                                                  13,336     11,081               14,244

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                                      One year      1.99%
                                               Since inception
                                                      (3/1/95)      6.75%
(Thousands)
                                                       Class C        CPI       Lehman
                                                                             Govt/Corp
3/1/95                                                  10,000     10,000       10,000
9/30/95                                                 10,925     10,146       10,939
9/30/96                                                 11,265     10,450       11,431
9/30/97                                                 12,348     10,682       12,529
9/30/98                                                 13,323     10,834       14,023
3/31/99                                                 13,056     10,927       14,038

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                       MARKET      % OF BOND
COMPANY                                                VALUE       PORTFOLIO
---------------------------------------------------  ----------   -----------
U.S. Treasury Note--6.625%, 03/31/02...............  $2,756,829          9.8%
U.S. Treasury Note--5.375%, 07/31/00...............   2,261,250          8.1%
U.S. Treasury Bond--5.875%, 11/15/05...............   1,027,813          3.7%
General Electric Capital Corporation--6.290%,
  12/15/07.........................................   1,013,234          3.6%
MidAmerican Funding--144A Issue--6.339%,
  03/01/09.........................................   1,000,323          3.6%
Meritor Automotive, Inc.--6.800%, 02/15/09.........     992,799          3.5%
British Sky Broadcasting--6.875%, 02/23/09.........     988,146          3.5%
GNMA--6.500%, 09/15/28.............................     979,723          3.5%
AT&T Corporation--6.500%, 03/15/29.................     979,306          3.5%
U.S. Treasury Note--6.000%, 02/15/26...............     966,625          3.4%
                                                     ----------          ---
                                                     $12,966,048        46.2%
                                                     ----------          ---
                                                     ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                   27.0%
U.S. Government Agencies         5.5%
AAA rated                       11.2%
AA rated                         4.1%
A rated                         21.6%
BBB rated                       28.0%
BB rated                         2.6%
                               100.0%

                                                              ADVANTUS Bond Fund
                                                       Investments in Securities

                                                                  March 31, 1999

(UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                         ----------------
LONG-TERM DEBT SECURITIES (91.9%)
  CORPORATE OBLIGATIONS (56.8%)
    BASIC MATERIALS (1.7%)
      Paper and Forest (1.7%)
$  500,000   International Paper Company......................   6.875%  07/10/00     $     506,307
                                                                                   ----------------
    CAPITAL GOODS (2.3%)
      Aerospace/Defense (2.3%)
   750,000   Raytheon Company-144A Issue (c)..................   6.400%  12/15/18           713,641
                                                                                   ----------------
    COMMUNICATION SERVICES (5.6%)
      Telephone (5.6%)
 1,000,000   AT&T Corporation.................................   6.500%  03/15/29           979,306
   700,000   GTE Corporation..................................   6.940%  04/15/28           715,191
                                                                                   ----------------
                                                                                          1,694,497
                                                                                   ----------------
    CONSUMER CYCLICAL (4.8%)
      Auto (3.3%)
 1,000,000   Meritor Automotive, Inc..........................   6.800%  02/15/09           992,799
                                                                                   ----------------
      Building Materials (1.5%)
   450,000   Masco Corporation................................   6.125%  09/15/03           452,418
                                                                                   ----------------
    CONSUMER STAPLES (7.5%)
      Beverage (1.7%)
   500,000   Anheuser-Busch Companies, Inc....................   7.100%  06/15/07           520,448
                                                                                   ----------------
      Broadcasting (3.2%)
 1,000,000   British Sky Broadcasting.........................   6.875%  02/23/09           988,146
                                                                                   ----------------
      Household Products (2.6%)
   750,000   Premark International, Inc.......................  10.500%  09/15/00           798,152
                                                                                   ----------------
    ENERGY (2.5%)
      Oil & Gas (2.5%)
   750,000   Noble Drilling Corporation.......................   7.500%  03/15/19           754,947
                                                                                   ----------------
    FINANCIAL (22.2%)
      Banks (2.1%)
   700,000   St. George Bank-144A Issue (b)(c)................   8.485%  12/31/49           648,278
                                                                                   ----------------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (3.9%)
   300,000   CSFB Finance Company-144A Issue (c)..............   7.092%  11/15/05           266,438
   900,000   PNC Bank Corporation.............................   6.728%  01/25/07           927,345
                                                                                   ----------------
                                                                                          1,193,783
                                                                                   ----------------
      Commercial Finance (3.3%)
 1,000,000   General Electric Capital Corporation.............   6.290%  12/15/07         1,013,234
                                                                                   ----------------
      Finance-Diversified (1.7%)
   525,000   National Collegiate..............................   7.240%  09/20/14           514,563
                                                                                   ----------------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                         ----------------
  CORPORATE OBLIGATIONS--CONTINUED
      Insurance (1.6%)
$  500,000   Unum Corporation.................................   6.750%  12/15/28     $     483,161
                                                                                   ----------------
      Investment Bankers/Brokers (3.0%)
   900,000   Morgan Stanley Dean Witter.......................   6.875%  03/01/07           929,705
                                                                                   ----------------
      Real Estate Investment Trust (4.2%)
   850,000   Bradley Operating LP.............................   7.000%  11/15/04           815,227
   500,000   Security Capital Pacific Trust...................   7.500%  02/15/14           478,454
                                                                                   ----------------
                                                                                          1,293,681
                                                                                   ----------------
      Savings and Loans (2.4%)
   700,000   Bank United Corporation..........................   8.875%  05/01/07           717,968
                                                                                   ----------------
    HEALTH CARE (1.6%)
      Medical Products/Supplies (1.6%)
   500,000   Tyco International Group.........................   6.875%  01/15/29           488,055
                                                                                   ----------------
    UTILITIES (8.6%)
      Electric Companies (5.7%)
   750,000   Georgia Power Company............................   5.500%  12/01/05           727,393
 1,000,000   MidAmerican Funding-144A Issue (c)...............   6.339%  03/01/09         1,000,323
                                                                                   ----------------
                                                                                          1,727,716
                                                                                   ----------------
      Natural Gas (2.9%)
   880,000   Enron Corporation................................   6.725%  11/15/37           895,444
                                                                                   ----------------
             Total corporate obligations (cost: $17,546,231).....................        17,326,943
                                                                                   ----------------
  GOVERNMENT OBLIGATIONS (35.1%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (29.9%)
      U.S. Treasury (24.9%)
   605,000   U.S. Treasury Bond...............................   4.528%  06/24/99           598,831
 1,000,000   U.S. Treasury Bond...............................   5.875%  11/15/05         1,027,813
 2,250,000   U.S. Treasury Note...............................   5.375%  07/31/00         2,261,250
   950,000   U.S. Treasury Note...............................   6.000%  02/15/26           966,625
 2,650,000   U.S. Treasury Note...............................   6.625%  03/31/02         2,756,829
                                                                                   ----------------
                                                                                          7,611,348
                                                                                   ----------------
      Federal National Mortgage Association (FNMA) (.9%)
   265,850   .................................................   7.000%  09/01/17           269,029
                                                                                   ----------------
      Government National Mortgage Association (GNMA) (4.1%)
   984,043   .................................................   6.500%  09/15/28           979,723
   121,906   .................................................   7.000%  04/15/22           124,130
   154,213   .................................................   7.000%  03/15/23           156,972
                                                                                   ----------------
                                                                                          1,260,825
                                                                                   ----------------
    OTHER GOVERNMENT OBLIGATIONS (2.4%)
   750,000   Quebec Province (b)..............................   5.750%  02/15/09           727,500
                                                                                   ----------------

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                         ----------------
  GOVERNMENT OBLIGATIONS--CONTINUED
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (2.8%)
$  400,000   California Housing Finance Agency................   7.760%  08/01/25     $     420,132
   240,000   California Housing Finance Agency................   8.160%  02/01/28           252,000
   172,000   Wyoming Community Development....................   6.850%  06/01/10           170,656
                                                                                   ----------------
                                                                                            842,788
                                                                                   ----------------
             Total government obligations (cost: $10,683,846)....................        10,711,490
                                                                                   ----------------
             Total long-term debt securities (cost: $28,230,077).................        28,038,433
                                                                                   ----------------

SHARES
----------
PREFERRED STOCK (6.3%)
  FINANCIAL (6.3%)
    Real Estate Investment Trust (6.3%)
    16,000   Duke Realty Investments, Inc. - 7.99%...............................           729,000
     8,000   Nationwide Health Property, Inc. - 7.68%............................           755,500
    10,000   Prologis Trust - 8.54%..............................................           440,000
                                                                                   ----------------
             Total preferred stock (cost: $2,091,552)............................         1,924,500
                                                                                   ----------------
PRINCIPAL
----------
SHORT-TERM SECURITIES (.7%)
$  197,235   Federated Prime Obligation Fund, current rate 4.860%................           197,235
                                                                                   ----------------
             Total short-term securities (cost: $197,235)........................           197,235
                                                                                   ----------------
             Total investments in securities (cost: $30,518,864).................     $  30,160,168
                                                                                   ----------------
                                                                                   ----------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 4.5% of the net assets in foreign securities as of March 31, 1999.
(c) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1999, which includes acquisition date and cost, is as follows:

                                                                          ACQUISITION
SECURITY:                                                                    DATE          COST
------------------------------------------------------------------------  -----------   -----------
St. George Bank 144A Issue..............................................    06/12/97    $   700,000
CSFB Finance Company 144A Issue.........................................    05/15/96        291,938
MidAmerican Funding 144A Issue..........................................    03/09/99      1,000,000
Raytheon Company 144A...................................................    02/18/99        739,568
                                                                                        -----------
                                                                                        $ 2,731,506
                                                                                        -----------
                                                                                        -----------

(d) At March 31, 1999 the cost of securities for federal income tax purposes was $30,525,986. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.........................................................  $   195,033
Gross unrealized depreciation.........................................................     (560,851)
                                                                                        -----------
Net unrealized depreciation...........................................................  $  (365,818)
                                                                                        -----------
                                                                                        -----------

ADVANTUS Bond Fund
Statement of Assets and Liabilities

March 31, 1999

(UNAUDITED)

                       ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $30,518,864)........  $30,160,168
Cash in bank on demand deposit.........      129,844
Receivable for Fund shares sold........       16,674
Receivable for investment securities
 sold..................................       20,032
Accrued interest receivable............      329,994
Other receivables......................          479
                                         -----------
    Total assets.......................   30,657,191
                                         -----------

                    LIABILITIES
Payable for investment securities
 purchased.............................       22,901
Payable for Fund shares redeemed.......       29,352
Cash portion of dividends payable to
 shareholders..........................       56,406
Payable to Adviser.....................       39,814
Other payables.........................          588
                                         -----------
    Total liabilities..................      149,061
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $30,508,130
                                         -----------
                                         -----------
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value (note
  1)...................................  $    30,316
  Additional paid-in capital...........   31,394,946
  Distributions in excess of net
  investment income....................      (15,590)
  Accumulated net realized losses from
  investments..........................     (542,846)
  Unrealized depreciation on
  investments..........................     (358,696)
                                         -----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $30,508,130
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $19,212,371
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 8,849,474
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 2,446,285
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  1,910,281............................  $     10.06
                                         -----------
                                         -----------
  Class B - Shares outstanding
  877,816..............................  $     10.08
                                         -----------
                                         -----------
  Class C - Shares outstanding
  243,454..............................  $     10.05
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                         STATEMENT OF OPERATIONS

                                   FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999

(UNAUDITED)

Investment income:
  Interest.............................  $   886,167
  Dividends............................       84,052
                                         -----------
      Total investment income..........      970,219
                                         -----------
Expenses (note 4):
  Investment advisory fee..............      107,088
  Rule 12b-1 fees - Class A............       27,373
  Rule 12b-1 fees - Class B............       45,051
  Rule 12b-1 fees - Class C............       11,276
  Administrative services fee..........       26,200
  Custodian fees.......................        3,600
  Auditing and accounting services.....        5,800
  Legal fees...........................        4,750
  Directors' fees......................          245
  Registration fees....................       20,528
  Printing and shareholder reports.....       21,355
  Insurance............................        1,753
  Other................................        1,583
                                         -----------
      Total expenses...................      276,602
                                         -----------
  Less fees and expenses waived or
    absorbed:
    Class A Rule 12b-1 fees............       (3,209)
    Other fund expenses................      (55,217)
                                         -----------
      Total fees and expenses waived or
       absorbed........................      (58,426)
                                         -----------
      Total net expenses...............      218,176
                                         -----------
      Investment income - net..........      752,043
                                         -----------
Realized and unrealized losses on
  investments:
  Net realized losses on investments
    (note 3)...........................     (527,940)
  Net change in unrealized appreciation
    or depreciation on investments.....     (774,610)
                                         -----------
      Net losses on investments........   (1,302,550)
                                         -----------
Net decrease in net assets resulting
  from operations......................  $  (550,507)
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND YEAR ENDED SEPTEMBER 30, 1998

(UNAUDITED)

                                            1999         1998
                                         -----------  -----------
Operations:
  Investment income - net..............  $   752,043  $ 1,418,930
  Net realized gain (loss) on
    investments........................     (527,940)     799,672
  Net change in unrealized appreciation
    or depreciation on investments.....     (774,610)     (28,746)
                                         -----------  -----------
      Increase (decrease) in net assets
        resulting from operations......     (550,507)   2,189,856
                                         -----------  -----------
Distributions to shareholders from:
  Investment income - net:
    Class A............................     (511,829)  (1,025,790)
    Class B............................     (204,491)    (347,737)
    Class C............................      (51,313)     (61,204)
  Net realized gains on investments:...
    Class A............................     (350,337)     (56,664)
    Class B............................     (160,988)     (26,049)
    Class C............................      (36,465)      (5,418)
                                         -----------  -----------
      Total distributions..............   (1,315,423)  (1,522,862)
                                         -----------  -----------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................    2,109,337    5,944,709
    Class B............................    1,539,304    4,427,845
    Class C............................      981,287    2,010,526
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................      620,987      744,235
    Class B............................      343,562      301,278
    Class C............................       83,740       62,923
  Payments for redemption of shares:
    Class A............................   (1,757,192)  (4,846,234)
    Class B............................   (1,376,433)  (2,279,688)
    Class C............................     (571,683)    (915,696)
                                         -----------  -----------
      Increase in net assets from
        capital share transactions.....    1,972,909    5,449,898
                                         -----------  -----------
      Total increase in net assets.....      106,979    6,116,892
Net assets at beginning of period......   30,401,151   24,284,259
                                         -----------  -----------
Net assets at end of period (including
  (distributions in excess of)
  undistributed net investment income
  of $(15,590) and $0, respectively)...  $30,508,130  $30,401,151
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS Bond Fund
                                                   Notes to Financial Statements
                                                                  MARCH 31, 1999
                                                                     (UNAUDITED)

(1) ORGANIZATION

    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $39,582,051 and $37,176,921, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital (Advantus Capital or the Adviser), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to February 1, 1999, Ascend waived that portion of Class A Rule 12b-1 fees which exceeded, as a percentage of average daily net assets, .25 percent. For the period from October 1, 1998 to January 31, 1999, Ascend waived Class A Rule 12b-1 fees in the amount of $3,209.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $5,700 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life

                                                              ADVANTUS BOND FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 1999, Advantus Capital voluntarily agreed to absorb $55,217 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $45,723.

    As of March 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 386,190 Class A shares which represents
20.2 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,750.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period ended March 31, 1999 and the year ended September 30, 1998 were as follows:

                                                CLASS A               CLASS B               CLASS C
                                          --------------------  --------------------  --------------------
                                            1999       1998       1999       1998       1999       1998
                                          ---------  ---------  ---------  ---------  ---------  ---------
Sold....................................    202,956    562,965    148,547    414,545     95,465    189,746
Issued for reinvested distributions.....     60,857     70,186     32,779     29,523      8,113      6,059
Redeemed................................   (170,711)  (457,997)  (133,888)  (214,474)   (55,745)   (86,469)
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                             93,102    175,154     47,438    229,594     47,833    109,336
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ---------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES

    At March 31, 1999, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1999 was $2,628,680 which represents 8.6 percent of net assets.

(7) YEAR 2000

    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED
MARCH 31, 1999
(UNAUDITED)
(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                           CLASS A
                              --------------------------------------------------------------------------------------------------
                              PERIOD FROM                                                           PERIOD FROM
                               OCTOBER 1,                                                           NOVEMBER 1,
                                1998 TO                   YEAR ENDED SEPTEMBER 30,                    1993 TO        YEAR ENDED
                               MARCH 31,     ---------------------------------------------------   SEPTEMBER 30,    OCTOBER 31,
                                  1999         1998        1997        1996          1995(a)          1994(b)           1993
                              ------------   ---------   ---------   ---------   ---------------   --------------   ------------
Net asset value, beginning
  of period.................     $ 10.69     $   10.43   $   10.03   $   10.24       $      9.50       $ 11.21         $ 10.72
                              ------------   ---------   ---------   ---------   ---------------   --------------   ------------
Income from investment operations:
  Net investment income.....         .27           .59         .63         .62               .64           .53             .63
  Net gains (losses) on
    securities (both
    realized and
    unrealized).............        (.44)          .30         .40        (.22)              .74         (1.24)            .78
                              ------------   ---------   ---------   ---------   ---------------   --------------   ------------
    Total from investment
      operations............        (.17)          .89        1.03         .40              1.38          (.71)           1.41
                              ------------   ---------   ---------   ---------   ---------------   --------------   ------------
Less distributions:
  Dividends from net
    investment income.......        (.27)         (.60)       (.63)       (.61)             (.64)         (.53)           (.63)
  Distributions from capital
    gains...................        (.19)         (.03)         --          --                --          (.47)           (.29)
                              ------------   ---------   ---------   ---------   ---------------   --------------   ------------
    Total distributions.....        (.46)         (.63)       (.63)       (.61)             (.64)        (1.00)           (.92)
                              ------------   ---------   ---------   ---------   ---------------   --------------   ------------
Net asset value, end of
  period....................     $ 10.06     $   10.69   $   10.43   $   10.03       $     10.24       $  9.50         $ 11.21
                              ------------   ---------   ---------   ---------   ---------------   --------------   ------------
                              ------------   ---------   ---------   ---------   ---------------   --------------   ------------
Total return (d)............       (1.90)%        8.75%      10.57%       4.03%            15.05%        (6.68)%         14.05%
Net assets, end of period
  (in thousands) (e)........     $19,212     $  19,419   $  17,122   $  16,528       $    15,315       $13,879         $14,494
Ratio of expenses to average
  daily net assets..........        1.15%(f)      1.10%       1.00%       1.00%             1.00%         1.00%(f)        1.00%
Ratio of net investment
  income (loss) to average
  daily net assets (e)......        5.19%(f)      5.55%       6.18%       6.08%             6.58%         5.79%(f)        5.78%
Portfolio turnover rate
  (excluding short-term
  securities)...............       124.6%        237.2%      180.5%      222.6%            270.7%        163.5%          139.5%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c)  Commencement of operations
(d) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(e) The Fund's Adviser and Distributor voluntarily absorbed or waived $58,426, $119,092, $129,031, $120,750, $129,155, $107,448 and $86,877 in expenses for the period ended March 31, 1999, the years ended September 30, 1998, 1997, 1996 and 1995, and the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.54%, 1.58%, 1.64%, 1.68%, 1.88%, 1.83% and 1.70%, respectively, and the ratio of net investment income to average daily net assets would have been 4.80%, 5.07%, 5.54%, 5.40%, 5.70%, 4.95% and 5.08%, respectively.
     If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.26%, 2.28%, 2.34%, 2.38%, 2.56% and .35%, respectively, and the ratio of net investment income to average daily net assets would have been 4.07%, 4.40%, 4.88%, 4.71%, 4.95% and .56%, respectively, for period ended March 31, 1999, the years ended September 30, 1998, 1997, 1996 and 1995 and the period ended September 30, 1994. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.26%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.11%, 4.43%, 4.86%, 4.72% and 4.88%, respectively, for the period ended March 31, 1999, the years ended September 30, 1998, 1997, and 1996 and the period ended September 30, 1995.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                              ADVANTUS BOND FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                    CLASS B
                              -----------------------------------------------------------------------------------
                              PERIOD FROM                                                           PERIOD FROM
                               OCTOBER 1,                                                            AUGUST 19,
                                1998 TO                   YEAR ENDED SEPTEMBER 30,                   1994(c) TO
                               MARCH 31,     ---------------------------------------------------   SEPTEMBER 30,
                                  1999         1998        1997        1996          1995(a)            1994
                              ------------   ---------   ---------   ---------       -------       --------------
Net asset value, beginning
  of period.................     $10.71      $   10.43   $   10.02   $   10.23        $     9.50       $ 9.68
                              ------------   ---------   ---------   ---------           -------      -------
Income from investment operations:
  Net investment income.....        .23            .51         .54         .53               .55          .06
  Net gains (losses) on
    securities (both
    realized and
    unrealized).............       (.44)           .31         .41        (.21)              .73         (.18)
                              ------------   ---------   ---------   ---------           -------      -------
    Total from investment
      operations............       (.21)           .82         .95         .32              1.28         (.12)
                              ------------   ---------   ---------   ---------           -------      -------
Less distributions:
  Dividends from net
    investment income.......       (.23)          (.51)       (.54)       (.53)             (.55)        (.06)
  Distributions from capital
    gains...................       (.19)          (.03)         --          --                --           --
                              ------------   ---------   ---------   ---------           -------      -------
    Total distributions.....       (.42)          (.54)       (.54)       (.53)             (.55)        (.06)
                              ------------   ---------   ---------   ---------           -------      -------
Net asset value, end of
  period....................     $10.08      $   10.71   $   10.43   $   10.02        $    10.23       $ 9.50
                              ------------   ---------   ---------   ---------           -------      -------
                              ------------   ---------   ---------   ---------           -------      -------
Total return (d)............      (2.35)%         8.09%       9.72%       3.13%            13.92%       (1.24)%
Net assets, end of period
  (in thousands) (e)........     $8,849      $   8,894   $   6,263   $   3,532        $    1,142       $   51
Ratio of expenses to average
  daily net assets..........       1.90%(f)       1.90%       1.90%       1.90%             1.90%         .22%(g)
Ratio of net investment
  income (loss) to average
  daily net assets (e)......       4.43%(f)       4.78%       5.32%       5.19%             5.61%         .69%(g)
Portfolio turnover rate
  (excluding short-term
  securities)...............      124.6%         237.2%      180.5%      222.6%            270.7%       163.5%

                                                            CLASS C
                            -----------------------------------------------------------------------
                             PERIOD FROM                                              PERIOD FROM
                             OCTOBER 1,                                                 MARCH 1,
                               1998 TO              YEAR ENDED SEPTEMBER 30,           1995(c) TO
                              MARCH 31,       ------------------------------------   SEPTEMBER 30,
                                1999             1998         1997         1996           1995
                            -------------     ----------   ----------   ----------   --------------
Net asset value, beginning
  of period.................      $  10.68    $    10.42   $    10.02   $    10.23       $ 9.67
                            -------------     ----------   ----------   ----------      -------
Income from investment opera
  Net investment income.....           .23           .51          .54          .52          .33
  Net gains (losses) on
    securities (both
    realized and
    unrealized).............          (.44)          .29          .40         (.21)         .55
                            -------------     ----------   ----------   ----------      -------
    Total from investment
      operations............          (.21)          .80          .94          .31          .88
                            -------------     ----------   ----------   ----------      -------
Less distributions:
  Dividends from net
    investment income.......          (.23)         (.51)        (.54)        (.52)        (.32)
  Distributions from capital
    gains...................          (.19)         (.03)          --           --           --
                            -------------     ----------   ----------   ----------      -------
    Total distributions.....          (.42)         (.54)        (.54)        (.52)        (.32)
                            -------------     ----------   ----------   ----------      -------
Net asset value, end of
  period....................      $  10.05    $    10.68   $    10.42   $    10.02       $10.23
                            -------------     ----------   ----------   ----------      -------
                            -------------     ----------   ----------   ----------      -------
Total return (d)............         (2.36)%        7.89%        9.61%        3.11%        9.26%
Net assets, end of period
  (in thousands) (e)........      $  2,446    $    2,089   $      899   $      665       $  112
Ratio of expenses to average
  daily net assets..........          1.90%(f)       1.90%       1.90%        1.90%        1.90%(f)
Ratio of net investment
  income (loss) to average
  daily net assets (e)......          4.47%(f)       4.81%       5.30%        5.20%        5.54%(f)
Portfolio turnover rate
  (excluding short-term
  securities)...............         124.6%        237.2%       180.5%       222.6%       270.7%

------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

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Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]

                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [LOGO]
ST. PAUL, MN 55101-2098

ADDRESS SERVICE REQUESTED

F.48644 Rev. 5-1999